APPLIED MINERALS INC.

Producer of Halloysite Clay & Advanced Natural Iron Oxides

Annual Shareholder Meeting

Management Presentation

December 2014

Safe Harbor Statement and SEC Cautionary Note

FORWARD LOOKING STATEMENTS

Information provided and statements contained in this presentation and the oral presentation accompanying it as well as in the Q&A that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended Section 21E of the Securities Exchange Act of 1934 as amended and the Private Securities amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this presentation and the Company assumes no obligation to update the information included in this presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see Item 1A, Risk Factors, included within our Form 10-K for the year ended December 31, 2013, which was filed on March 14th, 2014. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence forward looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

CAUTIONARY NOTE TO U.S. INVESTORS

The United States Securities and Exchange Commission permits U.S. mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can economically and legally extract or produce. We use certain terms in this presentation (or press release), such as "measured," "indicated," and "inferred" "resources," which the SEC guidelines strictly prohibit U.S. registered companies from including in their filings with the SEC. U.S. Investors are urged to consider closely the disclosure in our Form 10-K which may be secured from us, or from our website at http://www.sec.gov/edgar.shtml.

Agenda

- Company Snapshot/ Investment highlights
- Mission Statement

DRAGON MINE OPERATION

- Resources Statement
- Production Capabilities

- 2014 Commercial Developments

DRAGONITE™ HALLOYSITE CLAY

- Commercial Developments

AMIRON™ ADVANCED NATURAL IRON OXIDES

- Overview of Product Line and Market
- Commercial Developments

- Concluding Remarks
- Q&A

Applied Minerals Highlights

- $84.2M enterprise value; 26% Insider ownership
- Industry-leading producer of Halloysite Clay and Technical Grade Iron Oxide & the industry's lowest cost producer = Highest quality, highest margin with most competitive pricing
- Own 100% of the Dragon Mine in Utah – World Class Resource of Halloysite and Technical Grade Iron Oxide- The purest known commercial sources of both minerals in the world
- Commercial or in commercial-scale development with several Fortune 500 companies
- $9mm dollars invested to date in drilling and characterization of our resources
- Sizable market opportunities in high value, sustainable specialty market applications
- 5-year transition from exploration to production with large measured resources, new processing plant, and state-of-the-art laboratory commissioned in early 2014
- Major cap-ex already complete and in production with 50k+ tons of combined processing capacity. Very low free cash flow break-even of $8mm

Sustainability Mission

- To develop eco-friendly, value added product solutions utilizing our unique Halloysite and Iron Oxide resource to industries in need

- Address applications where we feel our product is, or has the potential to be, the best available solution to the market based on one or more of the following criteria:
  - Performance
  - Price
  - Sustainability

- Disruptive technology and strong value proposition


Nucleating Agent
Advanced Reinforcing Filler
Flame Retardant
Coatings & Adhesives
Environmental Remediation
Catalyst & Support
Extended Release Carrier

What is Halloysite Clay?




400 nm


100 nm

- Halloysite is an aluminosilicate clay exhibiting a rare, naturally occurring hollow tubular structure
  - Non-toxic, biocompatible and natural clay
- Formation occurs under extremely rare geological conditions
- Unique characteristics of halloysite resource adds functionality & sustainability to a host of applications
- Dragon Mine contains the largest and purest resource of halloysite in the world
  - One of two large-scale commercial sources in world

Dragon Mine Operation - Silver City, Utah




COSCO



Dragon Mine Resources: Clay & Iron Oxide

Clay - Underground

Dragon Mine Area: Pit	
Pure Halloysite	
Tonnage	629,650
Resource Status Under JORC Code	Measured
Halloysite	94.0%
Total clay content	**94.0%**
Mixture of Clay	
Tonnage	565,575
Resource Status Under JORC Code	Measured
Halloysite	42.6%
Kaolinite	19.2%
Illite-Smectite	11.6%
Clay content	**73.4%**

Dragon Mine Area: Western	
Mixture of Clay	
Tonnage	862,903
Resource Status Under JORC Code	Measured
Halloysite	6.7%
Kaolinite	47.2%
Illite-Smectite	17.5%
Total clay content	**71.4%**

Combined Clay Tonnage: 2,058,128

Clay - Surface Piles

Surface Piles	
Whole-Rock Analysis	
Tonnage	4,546,145
Resource Status Under JORC Code	Inferred
Halloysite	10.3%
Kaolinite	11.3%
Illite-Smectite	20.0%
Other	57.99%

** **Can be upgraded by wet process or utilized for alternative markets**

- **Additional areas of clay identified and will be included in future resource reports**

- Tonnages are classified as resources, not reserves, under JORC Code. The process and consequences of converting resources into reserves are explained in the JORC Code at: http://www.jorc.org/jorc_code.asp

New Production Capabilities at Dragon Mine









- State-of-the-art plant commissioned early 2014
- 50,000+ tons combined process capacity (2 plants) for Halloysite & Iron Oxide products
- Provides necessary capacity for iron oxide brand
- Supported by adjoining state of the art quality control lab
- Ability to tailor our product offerings to reach a wider range of end markets
- New capabilities provide significant product enhancements to expedite commercialization timeline

On-site Lab Capabilities & Quality Control











Comprehensive Quality Control

- SediGraph
- BET surface area
- Datacolor
- XRD
- XRF
- Fume Hood
- Pigment lab

2014 Commercial Milestones

Dragonite™: Commercial Validations


Lab-scale Trial
Scale-Up Trial
Production Trial Orders
Commercial Orders
Coatings & Adhesives
Through 2013
Ceramics
2013
2014
Flame Retardancy
2013
2014
Polymer Composites
Through 2011 (add'l customers in 2014)
Cosmetics
Entered formulation phase with JV partner in 2014
Catalysts
Through 2013
2014

Amiron™ Iron Oxide: Commercial Development


Lab-scale Trial
Scale-Up Trial
Production Trial Orders
Commercial Orders
Semi-Transparent Wood Stains
2014
Hydrogen Sulfide Scavenger
2014
Foundry Sand Additive
2014
Mulch Colorant
2014

APPLIED MINERALS

DRAGONITE™

Commercial Developments


Ceramics

- **Ceramics**
- Coatings & Adhesives
- Flame Retardants
- Nucleating Agents
- Catalysts / Molecular Sieves
- Cosmetics

Ceramics

Product Commercialized in 2014:

- Customer:
  Well-known producer of ceramic formulations

- Serves as binder to provide increased green strength in ceramic formulations
- Currently utilized in premium brand of ceramic tiles
- Also provides whiteness, translucency, and higher casting rates
- Industry agent









Ceramics

	Market Size		Target Market Share	AMNL Tons Per Year	AMNL Revenue Opportunity
Ceramics Market	100,000 tons	x	20.0%	20,000 tons	$ 40,000,000

Dragonite vs. largest competitor in traditional markets

- Competitor only able to participate in traditional markets

Dragonite possesses:

- 2.5x larger surface area
- 2.5x higher porosity
- 2.5x higher reactivity
- Significantly more pure
- Similar whiteness and brightness

* External data and internal company estimates

Commercial Developments


Coatings & Adhesives

- Ceramics
- **Coatings & Adhesives**
- Flame Retardants
- Nucleating Agents
- Catalysts / Molecular Sieves
- Cosmetics



Coatings & Adhesives

Product Commercialized:

Customer:

1) Leading global producer of adhesives

- 3x strength, Faster cure. Low odor, Improved adhesion
- Several new adhesive products containing Dragonite™ being developed by the customer in light of the performance



2) Lorama Group – UV Curable coatings

- Notified of pending truckload (20 ton) order



Paints and Coatings

	Market Size		Target Market Share	AMNL Tons Per Year	AMNL Revenue Opportunity
Paints, Coatings & Adhesives Market	2,560,000 tons	x	2.0%	51,200 tons	$ 153,600,000

Dragonite Benefits:

- Significant improvement in mechanical properties
  - *Up to 8X Adhesion Force*
  - Higher Impact Resistance
- Industry distributor: Lorama Inc.



ADHESION IMPROVEMENT
EPOXY RESIN
Max Force (Mpa)
20
15
10
5
0%
2.0%
Dragonite-HP Loading
2.0% Loading
0% Loading
Stress (Mpa)
20
15
10
5
1.0%
2.0%
3.0%
4.0%
Strain (%)

* Freedonia Group, Vincentz Network, and AMI internal estimate

Commercial Developments


Flame Retardancy

- Ceramics
- Coatings & Adhesives
- **Flame Retardants**
- Nucleating Agents
- Catalysts / Molecular Sieves
- Cosmetics

Flame Retardancy



Commercialized in 2014

- Customer: Specialty polymer compounder

Production Trial Orders Received

- Multiple customers have proven product viability as an ATO replacement in cable jacket applications
- Two organizations currently in process of getting code approval which should open up doors to wide-scale deployment
- Lorama Group has proven Dragonite as a flame retardant to address new regulations for paints and coatings. Production trial order received in Q4
- Major global building materials producer recently launched a flame retardant coating for wood containing Dragonite

Flame Retardancy

	Market Size		Target Market Share	AMNL Tons Per Year	AMNL Revenue Opportunity
Flame Retardant Market	2,100,000 tons	x	2.0%	43,000 tons	$ 166,136,520

- Heavily driven by govt. regulation, building/industry codes and environmental awareness
- Current phase-out of many halogenated flame retardants
- Mineral-based flame retardants represent 65% of total market volume- Almost all used in wire & cable. Great need exists for structural applications
- Member company of pinfa-na (North America)
- Industry distributors: MITSUI PLASTICS, INC and Lorama Inc.

* Freedonia Group

Commercial Developments


Polymer Composites

- Ceramics
- Coatings & Adhesives
- Flame Retardants
- **Nucleating Agents**
- Catalysts / Molecular Sieves
- Cosmetics



Polymer Composites

Nucleation of Polyethylene

- Patented Technology

Product Commercialized:

- Customers:

1) Leading Lawn & Garden Company
   - Customer since 2011
   - Added Dragonite to 2nd product in 2014

2) KibbeChem (foam application)
   - Two end customers using on commercial basis
   - Two additional customers in production trials
   - Launching new product combining KibbeChem foaming agent with Dragonite
   - 20 Ton order received in Q4 2014





Polymer Composites

	Market Size		Target Market Share	AMNL Tons Per Year	AMNL Revenue Opportunity
Nucleating Agent Market	500,000 tons	x	5.0%	25,000 tons	$ 100,000,000

Nucleation and Light-weighting Market Overview

- PE is the largest resin market in the world (50.0M tons)
- Currently 0% of PE market is pre-nucleated versus 50% of polypropylene (PP) market
- Only one competing nucleating product for PE, costs $30,000 - $60,000 per ton.
- Lightweighting driven by high fuel costs and govt. regulations, i.e. automobile CAFE standards
- Industry distributor: MITSUI PLASTICS, INC

* External data and internal company estimates.

Commercial Developments


Catalysts & Molecular Sieves

- Ceramics
- Coatings & Adhesives
- Flame Retardants
- Nucleating Agents
- **Catalysts / Molecular Sieves**
- Cosmetics

Catalysts & Molecular Sieves

Two Production Trials:

- Received container-load Purchase Order in Q4 from a major global producer of Catalysts & Molecular Sieves
- 1.1M+ tons produced and sold from 1949-1976 by former operator
- Production ceased to underground fire in 1976
  - Made mine inaccessible for years
- Sizeable market opportunity still exists and company is engaged with many catalyst producers to re-enter the market
- Dragon Mine has extensive history of supplying halloysite to catalyst market.


500nm

Strategic Commercial Developments


Cosmetics

- Ceramics
- Coatings & Adhesives
- Flame Retardants
- Nucleating Agents
- Catalysts / Molecular Sieves
- **Cosmetics**



Cosmetics

- Jointly developing a unique range of advanced skincare products with a **global leader in cosmetics**
- Joint venture versus supplier relationship
- Several product prototypes have been formulated and currently negotiating structure of joint venture
- Introduced through relationship with HCT
- Applications to be targeted:
  - Skin care
  - Sun care
  - Nail care
  - Fragrances
  - Extenders
  - Hair care
  - Color cosmetics



Cosmetics



SUSTAINED RELEASE

- Too much active ingredient is often counterproductive
- Too little active is ineffective
- The tubes release actives slowly over several hours
- Many types of ingredient can be loaded
- The technology is already well proven for glycerol and other actives



Glycerol Release (%)
100
80
60
40
20
0
0
5
10
15
20
25
30
35
Dragonite

ADVANCED NATURAL IRON OXIDES


APPLIED MINERALS
AMIRON™ Iron Oxides



Dragon Mine Resource: Iron Oxide

- Exceptionally High Grade Iron Oxide Resource

Dragon Mine Area: Pit

Tonnage	2,631,825
Resource Status	Measured
Hematite	24.3%
+ Goethite	69.7%
= Total	**94.0%**

Dragon Mine Area: Western

Tonnage	670,450
Resource Status	Measured
Hematite	75.9%
+ Goethite	20.2%
= Total	**96.1%**

- High Purity + ultra-low levels of trace metal impurities = Broad Market Applicability







- Additional areas of iron oxide identified and will be included in future resource reports

- Tonnages are classified as resources, not reserves, under JORC Code. The process and consequences of converting resources into reserves are explained in the JORC Code at: http://www.jorc.org/jorc_code.asp



Advanced Natural Iron Oxide

Global Consumption of Iron Oxide

	Pigmentary	Non-Pigmentary
	(tons)	(tons)
2013	1,100,000	275,000
2018	1,243,000	313,500
Growth Rate	2.5%	3.5%

Average Price = US $1,000 per ton Natural & Synthetic

Price for Transparent Iron Oxides for Wood Stain = $3k - $10k/ton

- World Value of Iron Oxide Market (2013): $1.4 Billion
- Not a commodity market, need to win customer business
- The US is a net importer of 60% of their annual consumption
- Imported from Spain, Cyprus, China, Germany

Main Applications:

- Brick & Mortar
- Roof Granules
- Stone Veneers
- Wood Coating
- Primer & Industrial Coating
- Plastic & Rubber
- Environmental Remediation
- Hydrogen Sulfide Scavenger
- Cosmetics
- Catalyst

*Internal Company estimates & USGS data

Amiron™ Iron Oxide: Commercial Development


Lab-scale Trial
Scale-Up Trial
Production Trial Orders
Commercial Orders
Semi-Transparent Wood Stains
2014
Hydrogen Sulfide Scavenger
2014
Foundry Sand Additive
2014
Mulch Colorant
2014



Semi-Transparent Wood Stains


Control
RU39
RU39:ST
RS11:ST
RS13:ST
J-Brown
NR23:ST
NR25:ST
NR27:ST

Amiron™ Benefits

- Diverse range of colors
- Good dispersibility
- Color consistency
- UV protection
- Compete on price AND performance

- Market Prices: $3,000 - $10,000 per ton
- Received 1st commercial order in Q4
- Notified of pending truckload order
- Competitors: BASF, Hoover, Capelle Pigments

Semi-Transparent Wood Stains

	Market Size		Target Market Share	AMNL Tons Per Year	AMNL Revenue Opportunity
Semi-transparent wood stains market	45,000 tons	x	20.0%	9,000 tons	$ 36,000,000

- Market currently dominated by expensive synthetic materials
- Finalizing formal distribution agreement with Lorama Inc.
- Exclusivity within paints and coatings with annual volume guarantees (currently being negotiated)
- Focus on high-value transparent AMIRON iron oxide grades
- Supplies world's leading paints and coatings players such as BASF, Elementis, Lansco & Halox in over 90 countries
- State-of-the-art development laboratory
- Marketing activities in progress

* External data and internal company estimates.

Foundry Molding Sand Additive

Customer scale-up successful

- Planning Field Trial
- Potential Joint Venture Partner

Amiron Benefits

- Helps produce a foundry sand suitable for both iron and steel
- Excellent smoke reduction properties
- Domestic source





Foundry Molding Sand Additive

	Market Size		Target Market Share	AMNL Tons Per Year	AMNL Revenue Opportunity	
Foundry Sand Addtive Market	14,300 tons	x	20.0%	2,860 tons	$	1,430,000

- Potential venture with an industry leader will allow Company to leverage resources to gain market share
- Minimal processing demands will allow Company to serve the market with minimal effect on capacity

* External data and internal company estimates.

Mulch Colorants

Amiron Benefits

- Expansive line of earth colors to perform as a pigment and extender in mulch applications:
- Comparable tinting strength to higher priced synthetic iron oxide currently in use





Mulch Colorants

	Market Size		Target Market Share	AMNL Tons Per Year	AMNL Revenue Opportunity
Mulch Colorant Market	100,000 tons	x	20.0%	20,000 tons	$ 20,000,000

- Currently, only 50% of mulch market uses colorants
- By addressing remaining 50% of the market, market size could double to 200,000 tons
- Market currently uses higher priced synthetic iron oxides
- Ability for Amiron to compete on price and performance

* External data and internal company estimates.

Hydrogen Sulfide Scavenger

Validated from lab --> pilot plant scale-up

- 40 tons purchased for production field trials
- Used to reduce hydrogen sulfide (H2S) content from newly extracted oil and gas
  - H_2S is corrosive to pipeline infrastructure and hazardous to workers health



Amiron™ Benefits

- Exceptional Chemical Purity
- High Surface Area = High H2S Absorption Capacity
- High Fe2O3 Content
- Low Trace Metals Impurities
- Consistent Mineralogy
- Made in USA, Factory Direct

Hydrogen Sulfide Scavenger

	Market Size		Target Market Share	AMNL Tons Per Year	AMNL Revenue Opportunity
Hydrogen Sulfide Scavenger Market	100,000 tons	x	50.0%	50,000 tons	$ 37,500,000

- Market currently dominated by more expensive synthetic iron oxides
- Demand increasing in North America with growth in fracking
- Having a domestic and natural resource is critical for pricing

* External data and internal company estimates.

Concluding Remarks

- Products commercially validated across several targeted industry verticals
  - Commercial Orders: 5 different verticals
  - Production trial orders: 5 different verticals
- Solid pipeline with significant revenue opportunities
- Infrastructure in place for commercial sales ramp
- Funding runway in place to convert numerous commercial opportunities
- Expanding sales and distribution channels
- Laser focused on sales growth

Capital Structure

Fully Diluted Capital Structure(1)	
Fully diluted shares outstanding (mm)	95.5
Price per share	$0.75
Market capitalization (mm)	**$71.7**
Convertible Notes (mm)[2]	$25.0
Cash balance (mm)[3]	$12.5
Enterprise value (mm)	**$84.2**

Note: Capital structure does not include an estimated $55.7mm NOL available to the company as of 9/30/14 – for further information regarding the NOL, refer to Note -13 Income Taxes of the Company's 2013 Form 10-K

(1) Pro forma as of November 28, 2014 for exercise of all outstanding "in the money" options vested and unvested, exercised on on a cashless basis using closing price at November 28, 2014.

(2) 10% mandatorily PIK convertible Notes due 2023 and 2024 as of 11/28/14. Convert into the Company's common stock at a conversion price of $1.40 per share and $0.92 per share, respectively. The Notes are mandatorily convertible after one year and two years, respectively, from their issue dates.

(3) Cash balance as of 11/3/14.

APPLIED MINERALS INC.

Producer of Halloysite Clay & Advanced Natural Iron Oxides

Thank you for your attendance.

Questions

Appendix


Polymer Composites

Dragonite™ Cycle Time Reduction (HDPE, PP, COPP)

Customer Example	HDPE	HDPE + 1% Dragonite HP	CHANGE
Cycle time per part (seconds)	107	80	25%
Parts per hour	34	45	32%
Cost per part ($)	8.07	7.53	7%
Effective cost of HDPE ($/lb)	0.85	0.76	11%

- Cycle time reduced by 25% - 40%
- Mechanicals increase by up to +20% and surface appearance improved
- Cost savings: 11% reduction in the effective cost of HDPE for an end-user

- **Customer #1 Trial**
  25% Improvement - Compression
- **Customer #2 Trial**
  20% Improvement – Injection
  16% Improvement – Blow
- **Customer #3 Trial**
  15% Improvement – Injection
  14% Improvement – Rotational
- **Customer #4 Trial (33% CaCO3 Filled HDPE)**
  16% Improvement – Injection

Technical Validation in Public Domain



Adhesives

Structural acrylic adhesive

WO 2013126377 A1

ABSTRACT

There is provided an adhesive composition comprising: a) at least one acrylic functional monomer; b) a first toughening agent; c) a second toughening agent; d) an adhesion promoter; and e) a high aspect ratio filler selected from at least one of a high aspect ratio fibrillated filler and a halloycite clay filler.

Publication number	WO2013126377 A1
Publication type	Application
Application number	PCT/US2013/026814
Publication date	Aug 29, 2013
Filing date	Feb 20, 2013
Priority date	Feb 23, 2012
Inventors	Michael A. Kropp, Zachary J. THOMPSON
Applicant	3M Innovative Properties Company
Export Citation	BiBTeX, EndNote, RefMan

Patent Citations (6), Classifications (6), Legal Events (1)

External Links: Patentscope, Espacenet

DESCRIPTION (OCR text may contain errors)

STRUCTURAL ACRYLIC ADHESIVE

FIELD

[0001] This disclosure relates to two-part structural adhesive compositions. This disclosure also relates to two-part structural acrylic adhesive compositions having high aspect ratio fillers and, optionally, in combination with treated fumed silica fillers to achieve higher adhesive performance.

CLAIMS (OCR text may contain errors)

What is Claimed is:

1. An adhesive composition comprising:

a) at least one acrylic functional monomer;

CEMENT ADMIXTURES

Halliburton patent utilizing Dragonite for strengthening concrete and faster set strength

Cement Compositions Comprising Deagglomerated Inorganic Nanotubes and Associated Methods

US 20140090842 A1

Publication number	US20140090842 A1
Publication type	Application
Application number	US 13/630,920
Publication date	Apr 3, 2014
Filing date	Sep 28, 2012
Priority date	Sep 28, 2012
Also published as	WO2014052757A1
Inventors	Rahul Chandrakat Patil, 4 More »
Original Assignee	Halliburton Energy Services, Inc.
Export Citation	BiBTeX, EndNote, RefMan

Classifications (12), Legal Events (1)

External Links: USPTO, USPTO Assignment, Espacenet

TABLE 4

	Aluminum Silicate Type	% bwoc	Dispersing Agent Type	Dispersing Agent gal/sk	Brazilian TS (psi)	% Increase
Sample 11	Control	—	Coatex	0.05	356.44	—
Sample 12	Kaolinite	1.5	Coatex	0.05	330.37	−7.31
Sample 13	Halloysite Nanotubes	0.4	Coatex	0.05	536.67	50.56
Sample 14	Halloysite Nanotubes	1.5	Coatex	0.05	837.22	134.88
Sample 15	Halloysite Nanotubes	2.5	Coatex	0.05	485.28	36.14
Sample 16	Control	—	Gel Modifier 750L	0.03	338.97	—
Sample 17	Halloysite Nanotubes	1.5	Gel Modifier 750L	0.03	704.36	107.79

Management Team

- **Andre M. Zeitoun – President, Chief Executive Officer, and Director**

•16 years investing in operational turnarounds with a focus on early stage, emerging growth industries– most recently as a Portfolio Manager with SAC Capital/Cr Intrinsic Investors
•Responsible for executing the turnaround and rebranding of the Company and its products
•Successfully lead the Company from exploration stage to commercialization in less than five years

- **Yash Khanna, Ph.D. – Chief Technology Officer**

•38 years industry experience at leading industrial, mineral, and polymer-related companies
•Past experience: Imerys (Senior Technology Fellow/Director of Technology), Rayonier (Manager of Reinforced Engineered Thermoplastics), Honeywell (Corporate Research and Technology Center)

- **Rogerio Galante – Head of Iron Oxide Business Unit**

•15 years experience at LanXess AG (IOP Group), the largest iron oxide producer globally
•Sales Manager of Inorganic Pigments, Brazil; Deputy Head and Product Portfolio Manager, North America

- **Eric Nedreberg – Operations Manger, Dragon Mine**

•20 years industry experience- Ceramic Engineer
•Sales and plant management roles at Resco Products and United Clays

- **Nat Krishnamurti – Chief Financial Officer**

•CPA with 20 years of experience as a financial management and audit professional
•11 years with inVentiv Health and 2 years with PricewaterhouseCoopers, LLP

- **William Gleeson – General Counsel**

- 40+ years of experience practicing securities, corporate, and mergers and acquisitions law
- Former partner at K&L Gates, LLP, focusing on various areas of corporate law

Technical Team

Eric Wisnefsky – Strategic Advisor

•15 years of chemical industry experience. Former President and Chief Executive Officer of Galata Chemicals LLC.
•Various senior positions at Chemtura including and VP of Strategy, Treasurer, and General Manager of the PVC Additives business

Ed Volk – Marketing & Sales Agent

•45 years of marketing, sales, and management experience in the polymer and additive industry.
•Currently consulting on special projects for leading companies such as Evonik and Nexolve.
•Held key positions at industry leaders such as Soltex (International Sales Manager for Automotive), Total (Polypropylene and Polyethylene National Sales Manager), and Solvay (Fluorine Polymer Sales)

Resource Development Team

Ian Wilson – Independent Geologist BSc, MSc, PhD

•35 years working with industrial minerals on a global scale and recognized expert in halloysite.
•Degree in Geology from Kingston (University of London External) and MSc (Geochemistry) and PhD from University of Leeds.
•28 years for English China Clays/Imerys as a geologist and managed overseas kaolin operations in Brazil and Spain with Project Management roles in start-up Ground Calcium Carbonate (GCC) operations in Sweden and China.
•Recipient of the SME Hal Williams Hardinge Award in 2009 in recognition of his services to industrial minerals.
•Considered a "competent person" under the JORC.

Board of Directors

Mario Concha – Independent Board Member

•50 years industry experience
•7 years as President of Georgia Pacific, Chemicals Division ($1.0B revenue)

Bob Betz – Independent Board Member

•50 years industry experience
•Former President of Henkel Corp North America, Chemicals and Cognis Gmbh, NA.

John Levy – Chairman of the Board

•CEO for Board Advisory– a consulting firm that assists public companies (or companies aspiring to be public) with corporate governance, corporate compliance, financial reporting and financial strategies
•Former Partner of Price Waterhouse Cooper

David Taft – Board Member

•President of IBS Capital Corporation, an investment management firm, which he founded in 1990
•23.5% ownership of Applied Minerals

Ali Zamani – Independent Board Memeber

•Background in Portfolio Management at Goldman Sachs with a focus on the energy, materials, utilities and industrials sectors